Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2005 through
                              June 30, 2005


Zazove Convertible Securities Fund, Inc.
Semi Annual Report
June 30, 2005
(Unaudited)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1
FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-6
  Statement of Operations                                  7
  Statements of Changes in Net Assets                      8
  Notes to Financial Statements                         9-12
PROXY VOTING POLICIES                                     13


RELATIVE PERFORMANCE
6/30/00 to 6/30/05

[A graph illustrates the relative performance of the Fund verse the S&P 500, Russell 2000 and Lehman Aggregate Bond Index for the one year, three year and five year period ended June 30, 2005. As illustrated in the graph, during this period the Fund's return was +19.70%, +25.53% and +11.70%, respectively, while the return of the S&P 500 stock index was +6.32%, +8.27% and -2.37%, respectively, the return of the Russell
2000 stock index was +9.45%, +12.80% and +5.70%, respectively, and the return of the Lehman Brothers Aggregate Bond Index was +6.81%, +5.76% and +7.40%, respectively.]

The Fund returns are presented after all fees and expenses. The returns of the S&P 500 stock index, the Russell 2000 stock index and the Lehman Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)


ASSETS

INVESTMENT SECURITIES, at fair value
(cost $54,990,263)                                   $  61,609,825
Other                                                        2,280
RECEIVABLES:
  Interest                                                 247,857
  Dividends                                                 66,377
  Securities sold, not settled                             850,730

     Total assets                                       62,777,069


LIABILITIES

PAYABLES:
  Investment securities sold short, at fair value
   (proceeds $1,219,653)                                 1,256,925
  Subscriptions received in advance                         10,500
  Capital shares redeemed                                  692,174
  Securities purchased, not settled                      2,383,656
  Due to brokers                                           604,614
  Margin interest                                              901
  Transfer agency fees                                      10,364
  Custody fees                                               1,519
  Professional fees                                         26,800

     Total liabilities                                   4,987,453

NET ASSETS                                           $  57,789,616


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares authorized;
    2,705,720 shares issued and outstanding)	     $      27,057
  Paid-in surplus                                       48,811,916
  Accumulated net realized gain on investments
    and securities sold short                              904,715
  Accumulated undistributed net investment income        1,463,639
  Net unrealized appreciation on investments             6,582,290
NET ASSETS                                           $  57,789,616

NET ASSET VALUE PER SHARE
 (Based on 2,705,720 shares outstanding)	           $       21.36


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)
                                          Principal/      Market
                                            Shares         Value
INVESTMENT SECURITIES - 106%

CONVERTIBLE PREFERRED STOCK - 35%

AUSTRALIA - 5%
National Australia Bank 7.875%                48,500   $1,891,500
Village Roadshow 6.500%                        1,500       66,000
Village Roadshow (144A) 6.500% (b)(g)         22,500      990,000
     Total Australia                                    2,947,500

UNITED STATES - 30%
AES Trust VII 6.000% Due 05-15-08             50,000    2,437,500
Carriage Services Cap Trust 7.000%
   Due 06-01-29                               39,000    1,677,000
Fannie Mae 5.375%                                 15    1,456,356
Fleetwood Capital Trust 6.000%
   Due 02-15-28                               50,000    2,425,000
Ford Motor Corp. Trust 6.500%
   Due 01-15-32 (d)                           27,000    1,088,910
Goodrich Corporation 5.250% Due 04-15-28      42,500    2,103,750
Metromedia Int'l Group, Inc. 7.250% (d)       80,000    2,260,000
Paxson Communications 9.750% Due 12-31-06         92      337,395
Quadramed Corp (144A) 2.750% (b)              48,000      936,000
Titanium Metals Inc. 6.750%                    9,900      944,460
Washington Mutual 5.375% Due 07-01-41         34,300    1,817,900
    Total United States                                17,484,271

Total convertible preferred stock (cost- $15,419,910)  20,431,771

CONVERTIBLE BONDS - 59%

CANADA - 3%
Four Seasons Hotels 1.875% Due 07-30-24(d) 1,500,000    1,642,350

ISRAEL - 1%
Teva Pharm (Series B)                        500,000      499,375
   0.250% Due 02-01-24

SINGAPORE - 1%
APP Finance VI Mauritius                  12,903,000      580,635
   0.000% Due 11-18-12 (a)(c)(d)

UNITED STATES - 54%

Affiliated Managers Group Inc.             1,700,000    2,029,800
   0.000% Due 05-07-21(c)(d)
AON Corporation                            1,100,000    1,373,625
   3.500% Due 11-15-12
Apria Healthcare Group                       700,000      758,170
   3.375% Due 09-01-33
Cell Therapeutics, Inc.                    1,500,000      829,200
   4.000% Due 07-01-10
Computer Associates International, Inc.    1,000,000    1,422,500
   5.000% Due 03-15-07
Corning, Inc.                                820,000      887,650
   4.875% Due 03-01-08
Disney Walt Company                        1,850,000    1,907,813
   2.125% Due 04-15-23(d)
Durect Corp.                               1,250,000    2,119,075
   6.250% Due 06-15-08
Eastman Kodak (144A)                       2,200,000    2,359,060
   3.375% Due 10-15-33 (b)(d)
Halliburton                                1,000,000    1,382,500
   3.125% Due 07-15-23
International Game Technology              1,800,000    1,171,125
   0.000% Due 01-29-33
Interpublic Group of Cos. Inc.               800,000      974,504
   4.500% Due 03-15-23
Johnson and Johnson                        1,450,000    1,295,575
   0.000% Due 07-28-20 (c)(d)(e)
Level Three Communications                 2,000,000    1,100,000
   6.000% Due 09-15-09
Liberty Media (TWX)                        1,800,000    1,899,000
   0.750% Due 03-30-23
Lowe's Companies Inc.                      1,450,000    1,388,520
   0.000% Due 02-16-21 (c)(d)
PRG-Schultz International                  1,000,000      830,000
   2.500% Due 05-15-34
Placer Dome                                1,150,000    1,227,625
   2.750% Due 10-15-23
Reebok Int'l Ltd.                            950,000      999,281
   2.000% Due 05-01-24
Scottish Annuity & Life Holdings           1,000,000    1,183,600
   4.500% Due 12-01-22
Tower Automotive (144A)                    1,000,000      212,500
   5.750% Due 05-15-24 (a)(b)
UTStarcom, Inc.                            3,000,000    2,126,250
   0.875% Due 03-01-08
Universal Health Services                  2,600,000    1,841,060
   0.426% Due 06-23-20
        Total United States                            31,318,433

Total convertible bonds (cost - $32,009,857)           34,040,793

CONVERTIBLE BOND UNITS - 9%

AUSTRALIA - 3%
News Corp. 0.750% Due 03-15-23                 2,000    1,858,500

UNITED STATES - 6%
General Motors 6.250% Series C Due 07-15-33  100,000    2,110,000
Hercules Inc. 6.500% Due 06-30-29              1,720    1,383,310

         Total United States                            3,493,310

Total convertible bond units (cost - $5,792,314)        5,351,810


COMMON STOCK - (3%, cost $1,756,685)

UNITED STATES - 3%
COMSYS IT Partners, Inc (c)                    4,189       71,464
COMSYS IT Partners, Inc (c)(f)                68,192    1,163,356
Hybridon, Inc. (c)                           209,618      111,098
Service Corp International (c)                54,200      434,684
World Airways, Inc. (c)                       12,359        3,584
      Total United States                               1,784,186


PREFERRED STOCK - (0%, cost $2,953)

GREAT BRITAIN - 0%
PTV Inc. $5.00                                   594        1,188


WARRANTS - (0%, cost - $8,544)

UNITED STATES -0%
McLeodUSA Inc.                                15,535           78


Total investment securities (cost - $54,990,263)       61,609,825

INVESTMENT SECURITIES SOLD SHORT - (2)%

COMMON STOCK - (2)%(proceeds $1,219,653)

UNITED STATES - (2)%
Corning, Inc. (d)                            (50,000)    (831,000)
Titanium Metals Corp. (d)                     (7,500)    (425,925)
      Total United States                              (1,256,925)

Total investment securities sold short
 (Proceeds $1,219,653)                                 (1,256,925)

Other assets less liabilities - (6%)                   (2,563,284)

NET ASSETS - 100%                                     $57,789,616

(a) This security is in default and interest is not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the custodian.
(e) Alza Corp. acquired by Johnson & Johnson.
(f) These securities are subject to contractual or legal Restrictions on their sale.
(g) Market quotations are not readily available for this security, which is valued at fair value as determined pursuant to the Board of Directors'approved procedures.

Percentages are based upon the fair value as a percent of net
  Assets as of June 30, 2005.


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
(Unaudited)


INVESTMENT INCOME:
  Interest                                                $627,136
  Dividends                                                688,518
  Other                                                      2,012
     Total investment income                             1,317,666

EXPENSES:
  Management fees                                          455,655
  Margin interest                                           26,118
  Transfer agency fees                                      33,185
  Professional fees                                         20,734
  Director fees                                              4,500
  Custody expense                                            4,554
  Insurance expense                                          1,958
  Clearance fees                                               737
  Other                                                      1,925

     Total expenses                                        549,366

NET INVESTMENT INCOME                                      768,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
& SECURITIES SOLD SHORT:
  Net realized gain on investments and
   securities sold short                                 3,771,442
  Net change in unrealized depreciation of
   investments and securities sold short                (2,342,759)

     Net realized and unrealized gain on investments
      And securities sold short                          1,428,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $2,196,983


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2005
(Unaudited)


OPERATIONS:
Net investment income                                  $  768,300
Net realized gain on investments
 and securities sold short                              3,771,442
Net change in unrealized depreciation
 on investments and securities sold short              (2,342,759)

Net increase in net assets resulting
 from operations                                        2,196,983

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               5,593,059
Payments for shares redeemed                           (1,009,853)

Net increase in net assets resulting
 from capital share transactions                       4,583,206

NET INCREASE IN NET ASSETS                             6,780,189

NET ASSETS, beginning of period                       51,009,427

NET ASSETS, end of period (including
 accumulated undistributed net investment
 income of $1,463,639)                               $57,789,616


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2005
(Unaudited)

1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared using the accrual basis of accounting.

Use of Estimates-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Investment Transactions and Income-Security transactions (including securities sold short) are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method. Distributions from the Fund are recorded on the ex-distribution date.

3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees imposed during 2004.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares


 Shares sold                                        271,941
Shares redeemed                                     (47,828)

 Net increase                                       224,113

 Shares outstanding at the beginning
  of year                                         2,481,607

 Shares outstanding at end of year                2,705,720


4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti,Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $3,000 for their service to the Fund during 2005.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, losses relating to wash sale transactions, and differences between book and tax amortization for premium and market discount. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

At December 31, 2004, the Fund had undistributed ordinary income of $974,695 for tax purposes.

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

  Cost of investments for tax purposes                 $53,864,424
  Gross tax unrealized appreciation                     $9,282,529
  Gross tax unrealized depreciation                     (2,794,053)
  Net tax unrealized appreciation on investments        $6,488,476

6.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of investments(excluding short-term investments) were $23,423,800 and $16,227,220, respectively. There were no purchases or sales of long-term U.S. government securities.

7.   OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At June 30, 2005, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value) were as follows:

  Health Services                                             7.4%
  Miscellaneous Media                                         7.1%
  Electronic Equipment & Instruments                          6.1%
  Savings & Loan                                              5.7%
  Entertainment                                               5.1%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 2005, the Fund owed the brokerage firm $604,614 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (3.25% at June 30, 2005) plus 30 basis points. For the six months ended June 30, 2005, margin interest expense was $26,118.
                          * * * * * *

PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at
800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               940 Southwood Blvd., Suite 200
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS        Deloitte & Touche LLP
                               111 South Wacker
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301



Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March         18,340	$20.60    	   *             *

April          -0-

May            -0-

June          32,405     $21.36        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.